UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2024

LUCID DIAGNOSTICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40901	82-5488042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 813-1828

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	LUCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 23, 2024, Lucid Diagnostics Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”). Stockholders representing approximately 84.6% of the shares outstanding and entitled to vote (including shares of the Company’s preferred stock, on an “as converted” to common stock basis subject to the limitations set forth in the applicable certificate of designations) were present in person or by proxy. At the Annual Meeting, the stockholders elected each of management’s nominees for director and approved each of the other matters considered. A description of the matters considered by the stockholders and a tally of the votes on each such matter are set forth below.

1. A proposal to elect three members of the Company’s board of directors as Class C directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified. The Board is divided into three classes, Class A, Class B and Class C. As of the Annual Meeting, there were two directors in Class A, Jacque J. Sokolov, M.D. and Stanley N. Lapidus, whose terms expire at the 2025 annual meeting of stockholders, two directors in Class B, Ronald M. Sparks and James L. Cox, M.D., whose terms expired at the 2026 annual meeting of stockholders, and three directors in Class C, Lishan Aklog, M.D., Debra J. White and Dennis A. Matheis, whose terms expired at the Annual Meeting. The board nominated Dr. Aklog, Ms. White and Mr. Matheis for re-election as Class C directors. Each of the board’s nominees for director was elected, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Lishan Aklog, M.D.	40,757,459	221,618	7,054,538
Debra J. White	43,874,470	182,571	7,054,538
Dennis A. Matheis	43,900,526	156,515	7,054,538

2. A proposal to approve, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of shares of the Company’s common stock under the Series B Convertible Preferred Stock (the “Series B Preferred Stock”) sold by the Company in a private offering in March 2024 and the Series B-1 Convertible Preferred Stock (the “Series B-1 Preferred Stock”) sold by the Company in a private offering in May 2024. The issuance was approved, as follows:

For	Against	Abstain	Broker Non-Votes
37,614,374	195,254	91,485	10,132,502

A fuller description of the Series B Preferred Stock, the Series B-1 Preferred Stock and the related offerings is set forth on pages 7 to 10 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 6, 2024 (the “Definitive Proxy Statement”), which description is incorporated herein by reference. The description of the Series B Preferred Stock, the Series B-1 Preferred Stock and the related offerings from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the related agreements, which are included as exhibits to the Current Reports on Form 8-K filed by the Company on March 14, 2024 and May 7, 2024 and are incorporated herein by reference.

3. A proposal to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the total number of shares of common stock the Company is authorized to issue by 100,000,000 shares, from 200,000,000 shares to 300,000,000 shares. The amendment was approved, as follows:

For	Against	Abstain	Broker Non-Votes
48,964,011	1,494,837	652,731	—

A fuller description of the amendment to the Certificate of Incorporation is set forth on page 11 of the Definitive Proxy Statement, which description is incorporated herein by reference. The description of the amendment from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is included as Annex A to the Definitive Proxy Statement and is incorporated herein by reference.

A certificate of amendment reflecting the amendment to the Certificate of Incorporation was filed with the Delaware Secretary of State on July 23, 2024 and became effective on such date.

4. A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2024. The ratification of the appointment of Marcum LLP was approved, as follows:

For	Against	Abstain	Broker Non-Votes
50,451,031	357,916	302,632	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation, dated July 23, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2024	LUCID DIAGNOSTICS INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
Chief Financial Officer

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